Subsequent Events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

On July 11, 2016, we completed an offering of $250 million of 6.125 percent senior notes due 2021 (the "Senior Notes"). This transaction will increase our long term debt reported on the consolidated statement of financial condition by approximately $245 million, net of issuance costs. We utilized these proceeds and other available cash to execute the transactions described below.

On July 14, 2016, we made a $34 million payment on our junior subordination notes (trust preferred securities) to bring current our previously deferred interest as of that date. This transaction will reduce our other liabilities reported on the consolidated statement of financial condition by $34 million.

On July 29, 2016, we completed the previously announced $267 million redemption of our TARP Preferred. This transaction will reduce stockholders equity by approximately $371 million with a $267 million reduction in Preferred Stock and a $104 million reduction related to the payment of deferred dividends.

The transactions above have a significant impact on our capital ratios, the impact of which has been further discussed and presented in the capital section of Management's Discussion and Analysis within this